UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K/A

CURRENT REPORT

Pursuant to Section 13 or 15(d) of

the Securities Exchange Act of 1934

Date of report (Date of earliest event reported): July 18, 2006

Stockgroup Information Systems Inc.

(Exact name of registrant as specified in its charter)

Colorado	0-23687	84-1379282
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

# 500 - 750 W. Pender Street, Vancouver, British Columbia, Canada V6C 2T7

(Address of principal executive offices) (Zip Code)

(604) 331-0995

(Registrant's telephone number, including area code)

(Former name of former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Explanatory Note

Stockgroup Information Systems Inc. (the “Company”) hereby amends its Current Report on Form 8-K dated July 18, 2006 in this Current Report on Form 8-K/A to set forth the Board committees to which the new directors, Thomas Baker and Stephen Zacharias, have been named.

Item 5.02	Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers

On July 18, 2006 we announced the appointment of Mr. Thomas Baker and Mr. Steve Zacharias to the Board of Directors. Mr. Zacharias was appointed to the Audit Committee on July 17, 2006. On August 10, 2006, Mr. Baker was appointed to the Company’s Compensation Committee.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: August 29, 2006

Stockgroup Information Systems Inc.
(Registrant)

By: /s/ Susan Lovell

Susan Lovell

Chief Financial Officer

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